UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2017

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note: FactSet Research Systems Inc. is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K, filed on March 20, 2017, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of BI-SAM Technologies.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 17, 2017, FactSet Research Systems Inc. (“FactSet” or the “Company”) acquired BI-SAM Technologies under the terms of the Securities Purchase Agreement (the “Purchase Agreement”) by and among FactSet, BI-SAM Technologies (“BISAM”), the holder of shares of BI-SAM Technologies, and Shareholder Representative Services LLC, dated as of March 17, 2017 (the “Acquisition”).

On March 20, 2017, FactSet filed a Current Report on Form 8-K to report that it had completed the Acquisition for $205.2 million in cash plus certain adjustments set forth in the Purchase Agreement, including, among others, a customary working capital adjustment. In such Form 8-K, FactSet stated that it would file the financial statements of BISAM and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items. The Company is filing this Form 8-K/A to provide such financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of BI-SAM Technologies as of and for the years ended December 31, 2016 and 2015, and the related notes, as required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information, and related notes, as required by Item 9.01(b) of Form 8-K are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

23.1	Consent of KPMG Audit, Division of KPMG S.A., Independent Auditors of BI-SAM Technologies

99.1	Audited Consolidated Financial Statements of BI-SAM Technologies as of and for the years ended December 31, 2016 and 2015

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: May 31, 2017	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)

Exhibit No.	Description

23.1	Consent of KPMG Audit, Division of KPMG S.A., Independent Auditors of BI-SAM Technologies

99.1	Audited Consolidated Financial Statements of BI-SAM Technologies as of and for the years ended December 31, 2016 and 2015

99.2	Unaudited Pro Forma Condensed Combined Financial Information